TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN
NOTE 13:-	TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN

The Company's controlling shareholder, Kibbutz Sdot-Yam ("the Kibbutz"), has an ownership interest in the Company of approximately 30.4%, as of December 31, 2017.

On September 5, 2016, Kibbutz Sdot-Yam entered into a term sheet with Tene Investment in Projects 2016 Limited Partnership (“Tene”), pursuant to which both the Kibbutz and Tene are deemed the Company’s controlling shareholders under the Israeli Companies Law. Pursuant to the agreement, the parties agreed, among other things, to vote at general meetings of the shareholders of the Company in the same manner, following discussions intended to reach an agreement on any matters proposed to be voted upon, with Tene determining the manner in which both parties shall vote if no agreement is reached, except with respect to certain carved-out matters, with respect to which, Mifalei Sdot-Yam will determine the manner in which both parties shall vote if no agreement is reached. The term sheet provides for the sale of 1,000,000 ordinary shares by Kibbutz Sdot-Yam to Tene as well as a call option conferring upon Tene for a period of five years the right to purchase from Mifalei Sdot-Yam up to 2,000,000 ordinary shares (On February 20, 2018, the term of the call option was extended by an additional two year period). As a result, together with the Kibbutz, Tene beneficially owns 11,440,000 ordinary shares.

The Company is party to a series of agreements with the Kibbutz that govern different aspects of the Company's relationship and are described below.

a.	Manpower Agreement with the Kibbutz:

On July 2011, the Company entered into a manpower agreement with Kibbutz Sdot-Yam for a term of 10 years that will be automatically renewed, unless one of the parties gives six months’ prior notice, for additional one-year periods.

On July 30, 2015, following the approval of Company's audit committee, compensation committee and board of directors, Company's shareholders approved an addendum to the Manpower Agreement by and between Kibbutz Sdot-Yam and the Company, with respect to the engagement of office holders affiliated with Kibbutz Sdot-Yam, for an additional three-year term as of the date of the shareholders’ approval.

Under the manpower agreement and its addendum, Kibbutz Sdot-Yam will provide the Company with labor services staffed by Kibbutz members, candidates for Kibbutz membership and Kibbutz residents (“Kibbutz Appointees”). The consideration to be paid for each Kibbutz Appointee will be based on the Company's total cost of employment for a non-Kibbutz Appointee employee performing a similar role. The number of Kibbutz Appointees may change in accordance with the Company's needs. Under the manpower agreement, the Company will notify Kibbutz Sdot-Yam of any roles that require staffing, and if the Kibbutz offers candidates with skills similar to other candidates, the Company will give preference to hiring of the relevant Kibbutz members. Kibbutz Sdot-Yam is entitled under this agreement, at its sole discretion, to discontinue the engagement of any Kibbutz Appointee of manpower services through his or her employment by Kibbutz Sdot-Yam and require such appointee to become employed directly by the Company.

The Company will contribute monetarily to assist with the implementation of a professional reserve plan to encourage young Kibbutz members to obtain the necessary education for future employment with the Company. The Company will provide up to NIS 250,000 ($64) per annum for this plan linked to changes in the Israeli consumer price index plus VAT. The Company will also implement a policy that prioritizes the hiring of such young Kibbutz members as the Company's employees upon their graduation. The manpower agreement and addendum also includes Kibbutz Sdot-Yam’s obligation to customary liability, insurance, indemnification and confidentiality and intellectual property provisions. Office holders who are Kibbutz Appointees shall have all benefits applicable to Company's other office holders, including without limitation, directors’ and officers’ liability insurance, and Company's indemnification and exemption undertaking.

Manpower service net fees paid were $2,896, $3,145 and $3,425 for the years ended December 31, 2017, 2016 and 2015, respectively.

b.	Services from the Kibbutz:

On July 20, 2011 the Company signed a service agreement with the Kibbutz that was further amended on February 13, 2012 (the “original services agreement”). Pursuant to the agreement, the Kibbutz provided various services related to Company’s operational needs. The original services agreement also outlined the distribution mechanism between the Company and Kibbutz Sdot-Yam, for certain expenses and payments due to local authorities, such as taxes and fees in connection with Company’s business facilities. The agreement expired on March 21, 2015.

On July 30, 2015, following the approval of the audit committee and the board, Company’s shareholders approved an amended services agreement (the “amended services agreement”) pursuant to which, Kibbutz Sdot-Yam will continue to provide various services it provides in the ordinary course of Company's business, for a period of three years commencing as of the date of approval by the shareholders. The amended services agreement grants Kibbutz Sdot-Yam a right of first refusal with respect to such services following a review procedure that the Company is entitled to conduct once a year. Under this review procedure, the Company may seek independent third-party proposals through a competitive bidding process, in order to verify that the Kibbutz’s services are provided at market terms. The amount that the Company pays to Kibbutz Sdot-Yam under the amended services agreement depends on the scope of services the Company will receive and is based on rates specified in such agreement which were determined based on market terms, taking into account the added value of consuming services from Kibbutz Sdot-Yam, considering its physical proximity to Company’s manufacturing plant in Sdot-Yam and its expertise.

The amounts the Company pays for the services are subject to certain adjustments for increases in the Israeli consumer price index. In addition, the amended services agreement grants Kibbutz Sdot-Yam the right to adjust the rates of the metal workshop services and the meals it provides to Company’s employees once a year, in the event that raw material prices related to such services significantly increase during the term of the agreement. In such case, the Company is entitled to conduct a review procedure with respect to such services, in which the Kibbutz shall have the right of first refusal to provide the services on terms identical to the best terms offered to the Company by a third party bidder. Each party may terminate such agreement upon a material breach, following a 30-day prior notice, or upon liquidation of the other party, following a 45-days’ prior notice.

The Company's net service fees paid to the Kibbutz pursuant to the original and amended services agreements were $1,445 ,$ 1,413 and $ 1,806 for the years ended December 31, 2017, 2016 and 2015, respectively.

c.	Land Use Agreement with the Kibbutz:

The Company's principal offices and research and development facilities, as well as one of its two manufacturing facilities, are located on the grounds of the Kibbutz and include  buildings spaces of approximately 30,744 square meters and unbuilt areas of approximately 60,870 square meters.

The Company signed a land use agreement with the Kibbutz, which has a term of 20 years commencing on April 1, 2012. Under the land use agreement, Kibbutz Sdot-Yam permits the Company to use approximately 100,000 square meters of land, consisting of facilities and unbuilt areas, in consideration for an annual fee of NIS 12.9 million (approximately $3,500) in 2013, (this amount does not include approximately NIS 62,000 (approximately $18) for an additional area that the Company has leased on the grounds of Kibbutz Sdot-Yam due to the Company's needs and Kibbutz Sdot-Yam's consent under the same terms as the land use agreement), plus VAT, adjusted every six months based on any increase of the Israeli consumer price index compared to the index as of January 2011.

The annual fee may be adjusted after January 1, 2021 (or after January 1, 2018 if the Kibbutz is required to pay significantly higher lease fees to the Israeli land authorities or Caesarea Development Corporation Ltd.) and every three years thereafter, if Kibbutz Sdot-Yam chooses to obtain an appraisal. The appraiser will be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam out of the list of appraisers recommended at that time by Bank Leumi Le-Israel ("Bank Leumi").

During January, 2018, the Kibbutz has notified the Company that it intends to increase the fees due to it, pursuant to the land lease agreement based on alleged additional buildings on the leased land and due to alleged material increase in the Kibbutz payments to the Israel Lands Administration and Caesarea Development Corporation. The Company is examining the request for renegotiation of the fees under such agreement.

Under the land use agreement, the Company may not terminate the operation of either of its two production lines at its plant in Kibbutz Sdot-Yam as long as the Company continues to operate production lines elsewhere in Israel, and its headquarters must remain at Kibbutz Sdot-Yam. The Company may also not decrease or return to Kibbutz Sdot-Yam any part of the land underlying the land use agreement; however, it may submit a written request to Kibbutz Sdot-Yam to return certain lands. Kibbutz Sdot-Yam will have three months to accept or reject such request, in its sole discretion, provided that if it does not respond within such three-month period, the Company will be entitled to sublease such lands to a person approved in advance by Kibbutz Sdot-Yam. In such event, the Company will continue to be liable to Kibbutz Sdot-Yam with respect to such lands.

Pursuant to the land use agreement, if the Company needs additional facilities on the land that the Company is permitted to use in Kibbutz Sdot-Yam, subject to obtaining the permits required by law, Kibbutz Sdot-Yam will build such facilities for the Company, by using the proceeds of a loan that the Company will make to Kibbutz Sdot-Yam, which loan shall be repaid to the Company by off-setting the monthly additional payment that the Company will pay for such new facilities and, if not fully repaid during the land use agreement term, upon termination thereof.

Starting from January 1, 2014 and until September 30, 2016 the Company used an additional office space in Kibbutz Sdot-Yam of approximately 400 square meters, for an annual payment of NIS 116,643 (approximately $30) in 2015 and 2016. Such additional land was used by the Company under the same terms as the land use agreement, and the Company returned such land to the Kibbutz in September 2016. Starting from September 2014, the Company uses an additional approximately 9,000 square meters based on its needs and Kibbutz Sdot-Yam’s consent under the same terms as the land use agreement, for an additional monthly fee of NIS 10,000 (approximately $3) which is not based on the original rates. However, the Company has the right to return these premises to Kibbutz Sdot-Yam earlier, following a 90-day prior written notice.

In addition, the Company has committed to fund the cost of construction, up to a maximum of NIS 3.3 million (approximately $950) plus VAT, required to change the access road leading to Kibbutz Sdot-Yam and its facilities, such that the entrance of the Company's facilities will be separated from the entrance into Kibbutz Sdot-Yam. In addition, the Company has committed to pay NIS 200,000 (approximately $58) plus VAT to cover the cost of paving an area of land leased from Kibbutz Sdot-Yam with such payment to be deducted in monthly installments over a four-year period beginning in 2013 from the lease payments to be made to Kibbutz Sdot-Yam under the land use agreement related to the Company's Sdot-Yam facility.

Pursuant to agreement for arranging for additional accord between the Company and Kibbutz Sdot-Yam dated July 20, 2011, if the Company wishes to acquire or lease any additional lands, whether on the grounds of the Company's Bar-Lev manufacturing facility, or elsewhere in Israel, for the purpose of establishing new plants or production lines: (i) Kibbutz Sdot-Yam will purchase the land and build the required facilities’ structure on such land at its own expense in accordance with the Company's needs; (ii) the Company will perform any necessary building adjustments at the Company's expense; and (iii) Kibbutz Sdot-Yam will lease the land and the facility to the Company under a long-term lease agreement with terms to be negotiated in accordance with the then prevailing market price. In addition, under this agreement, Kibbutz Sdot-Yam has agreed not to compete with the Company as long as it holds more than 10% of the Company's shares. This agreement terminated on October 20, 2017.

Pursuant to the above agreement, the Company has entered into an agreement with Kibbutz Sdot-Yam dated August 6, 2013, under which Kibbutz Sdot-Yam acquired additional land of approximately 12,800 square meters on the grounds near the Company's Bar-Lev facility, which the Company required in connection with the construction of the fifth production line at the Company's Bar-Lev manufacturing facility,  leased it to the Company for a monthly fee of approximately NIS 70,000 (approximately $20).

Under the agreement, Kibbutz Sdot-Yam committed to (i) acquire the long-term leasing rights of the Additional Bar-Lev Land from the ILA, (ii) perform preparation work and construction, in conjunction with the administrative body of Bar-Lev industrial park and other contractors according to Company’s plans, (iii) build a warehouse according Company’s plans, and (iv) obtain all permits and approvals required for performing the preparation work of the Additional Bar-Lev Land and for the building of the warehouse. The warehouse in Bar-Lev will be situated both on the current and new land. The finance of the building of the warehouse will be made through a loan that  will be granted by the Company to Kibbutz Sdot-Yam, in the amount of the total cost related to the building of the warehouse and such loan, including principle and interest, shall be repaid by setoff of the lease due to Kibbutz Sdot Yam by the Company for its use of the warehouse. The principle amount of such loan will bear an interest at a rate of 5.3% a year. On November 30, 2015 the land preparation work had been completed and the holding of the Additional Bar-Lev Land was delivered to the Company. As of December 31, 2017, the construction of the warehouse has not started yet.

Pursuant to an agreement dated January 4, 2012, for the settlement of reimbursement for building expenses incurred by the Company from January 2012, NIS 82,900 (approximately $24) and NIS 43,000 (approximately $12) will not be included in the land use fees until the year 2020 and was not included for the years until 2015, respectively.

The Company's payments pursuant to the land use agreement totaled $3,990, $3,325 and $3,564 for the years ended December 31, 2017, 2016 and 2015, respectively.

d.	Land Purchase Agreement and Leaseback:

Pursuant to a land purchase and leaseback agreement, dated as of March 31, 2011, which became effective upon the Company’s IPO, between the Company and Kibbutz Sdot-Yam, the Company completed the selling of the rights in the lands and facilities of the Bar-Lev Industrial Center (the "Bar-Lev Grounds") to Kibbutz Sdot-Yam in consideration for NIS 43.7 million (approximately $10,900). The land purchase agreement was executed simultaneously with the execution of a land use agreement. Pursuant to the land use agreement, Kibbutz Sdot-Yam permits the Company to use the Bar-Lev Grounds for a period of 10 years commencing on September 2012 that will be automatically renewed, unless the Company gives two years prior notice, for a ten-year term in consideration for an annual fee of NIS 4.1 million (approximately $1,200) to be linked to increases in the Israeli consumer price index. The fee is subject to adjustment following January 1, 2021 and every three years thereafter at the option of Kibbutz Sdot-Yam if Kibbutz Sdot-Yam chooses to obtain an appraisal that supports such an increase. The appraiser would be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam from a list of assessors recommended at that time by Bank Leumi.

The Company's equipment that resides within the premises is considered integral equipment (as defined in ASC 360-20-15-4) due to the significant costs involved in relocating such equipment. Since the Company did not sell this equipment to Kibbutz Sdot-Yam as part of the transaction, the transaction is considered a partial sale and leaseback of real estate. As a result, the transaction does not qualify for "sale lease-back" accounting (as it is a failed sale from an accounting perspective) and the Company recorded the entire amount received as consideration as a liability while the land and building will remain on its books until the end of the lease term under the provisions of ASC 840-40. If amounts to be paid under the arrangement were to be accreted as a liability based on the Company's incremental borrowing rate, the resulting liability would not cover the anticipated depreciated cost of the building and land at the end of the lease (thereby creating a built-in loss).

The entire amount that was paid was accreted to the full anticipated book value of the land and building at the end of the lease term using a higher effective interest rate that will equalize the amounts paid to the full anticipated book value of the land and building at the end of the lease. As of December 31, 2017, the Company’s liability as a result of this transaction is in the amount of $9,644.

The financing leaseback from related party mature as follows, as of December 31, 2017:

2018	$664
2019	703
2020	745
2021	790
2022	6,742

$9,644

The balance at December 31, 2017 and 2016, includes $539 and $628 of deferred tax assets on the Company liability and a $738 and $827 deferred tax liability on the buildings depreciation during the next years due to temporary differences between the carrying amounts of the property and the liability for financial reporting purposes and the amounts used for income tax purposes.

The Company's payments pursuant to the land purchase agreement and leaseback totaled $1,161, $1,098 and $1,092 for the years ended December 31, 2017, 2016 and 2015, respectively.

e.	Bonus paid:

During 2016, the Company recorded a compensation expense in the amount of $266 in the statements of income. Such compensation expense relates to a bonus paid by the Kibbutz to Company's employees.

f.	Details on transactions and balances with related parties and other loan

1.	The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz). The following table summarizes such transactions:

	Year ended December 31,
	2017	2016	2015
Cost of revenues	$6,936	$6,004	$7,638
Research and development	$179	$176	$180
Selling and marketing	$776	$855	$691
General and administrative	$1,654	$1,683	$1,828
Finance expenses, net	$564	$569	$597

2.	Balances with related party and other loan:

	December 31,
	2017	2016

Related party and other loan (1,2)	$3,463	$3,099
Long-term loan and financing leaseback from a related party (2)	$8,336	$8,070

(1)
On January 17, 2011 a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 0.25%. The interest accrued on the loan is payable on a quarterly basis. As of December 31, 2017 the loan was classified to Related party and other loan balance.

(2)
In September, 2012, a financing leaseback of $10,900 related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 6.09% and is subject to adjustment for increases in the Israeli consumer price index.